COMMUNITY CAPITAL TRUST

The Community Reinvestment Act Qualified Investment Fund
(the “Fund” or the “CRA Fund”)

CRA Shares (CRAIX)
Institutional Shares (CRANX)
Retail Shares (CRATX)

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2014

This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectuses for CRA Shares, Institutional Shares and Retail Shares of The Community Reinvestment Act Qualified Investment Fund dated October 1, 2014. You may obtain a copy of the Prospectuses and the Annual Report to Shareholders dated May 31, 2014 (the “Annual Report”), free of charge, by writing to The Community Reinvestment Act Qualified Investment Fund, P.O. Box 2175, Milwaukee, WI 53201-2175, by toll-free telephone request at 1-866-202-3573, or on the Internet at www.crafund.com.

The audited financial statements and related report of Grant Thornton LLP contained in the Annual Report are incorporated herein by reference in the Section “Financial Statements.” No other portion of the Annual Report is incorporated herein by reference.

DEFINED TERMS	1
THE TRUST AND ITS SHARES	1
INVESTMENT POLICIES AND RESTRICTIONS	4
Investment Quality	4
U.S. Government Securities	4
Additional Information Concerning Fannie Mae and Freddie Mac	5
Zero Coupon Bonds	6
Repurchase Agreements and Reverse Repurchase Agreements	6
Taxable Municipal Bonds	6
Investment Company Securities	7
Other Securities	7
Securities Lending	7
Liquidity	8
Illiquid Securities	8
Investment Restrictions	8
Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings	10
INVESTMENT ADVISOR	11
PROXY VOTING POLICIES	16
TRUSTEES AND OFFICERS	16
PERFORMANCE INFORMATION	24
NET ASSET VALUE	25
TAX INFORMATION	25
PORTFOLIO TRANSACTIONS	27
DISTRIBUTOR	28
DISTRIBUTION PLANS AND SERVICES PLAN	28
CUSTODIAN	30
ADMINISTRATOR AND TRANSFER AGENT	30
COMPLIANCE SERVICES	31
OTHER INFORMATION	32
CODE OF ETHICS	32
COUNSEL	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

(continued)

FINANCIAL STATEMENTS	32
MISCELLANEOUS	33
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	33
APPENDIX A	A-1

DEFINED TERMS

In this Statement of Additional Information, the terms listed below have the following meanings:

Advisor – Community Capital Management, Inc., investment advisor to the Fund.

CRA – The Community Reinvestment Act of 1977, as amended.

Fund or CRA Fund – The Community Reinvestment Act Qualified Investment Fund.

Trust – Community Capital Trust.

1940 Act – The Investment Company Act of 1940, as amended.

Prospectuses – The prospectuses for CRA Shares, Institutional Shares and Retail Shares of the Fund as described on the front cover page of this Statement of Additional Information.

THE TRUST AND ITS SHARES

The Trust, which was formerly known as The Community Reinvestment Act Qualified Investment Fund, was organized on January 15, 1999, as a business trust under the laws of the State of Delaware. The Trust is registered as an open-end, management investment company under the 1940 Act and currently consists of two separate series, including the Fund.

Under the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest in the Trust shall be divided into such transferable shares of one or more separate and distinct series or classes of a series as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareholders, issue shares of each series and class to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury.

Prior to March 1, 2007, the Trust offered a single class of shares of beneficial interest in the Fund, which have been redesignated CRA Shares. Effective March 1, 2007, the Trust began offering two additional classes of shares of beneficial interest in the Fund, i.e. Institutional Shares and Retail Shares.

Shares of the Fund when issued will be fully paid and nonassessable. Shareholders have no preemptive or other similar rights to subscribe to any additional shares of the Fund or other securities issued by the Trust or the Trustees of the Trust.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of the Fund or any class of shares, to establish and designate and to change in any manner any initial or additional series or classes and to fix such preferences, voting powers, rights and privileges of such series or classes as the Trustees may from time to time determine, to divide or combine the shares of any series or classes into a greater or lesser number, to classify or reclassify any issued shares or any series or classes into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

All shares of each class of the Fund shall represent an equal proportionate interest in the assets belonging to the Fund, subject to the liabilities belonging to the Fund (including any general liabilities of the Trust allocated to the Funds by the Trustees), and, in the case of each class, to the liabilities belonging to that class, and each share of any class of the Fund shall be equal to each other share of that class.

The liabilities, expenses, costs, charges and reserves charged to the Fund as a whole shall be allocated to each class of the Fund in the proportion that the assets belonging to such class bear to the assets belonging to all classes in the Fund. To the extent permitted by rule or order of the Securities and Exchange Commission (“SEC”), the Trustees may allocate all or a portion of any liabilities belonging to the Fund to a particular class or classes as the Trustees may from time to time determine is appropriate. In addition, all liabilities, expenses, costs, charges and reserves belonging to a class shall be allocated to such class.

Shareholders have the power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (b) with respect to any contract required by the 1940 Act to be approved by shareholders; (c) with respect to termination of the Trust or any series or class to the extent required by applicable law; (d) with respect to any plan adopted pursuant to Rule 12b-1 under the 1940 Act, and related matters, to the extent required by the 1940 Act; and (e) with respect to such additional matters relating to the Trust or any series or class of the Trust as may be required by the 1940 Act, the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws or as the Trustees may consider necessary or desirable. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. The Agreement and Declaration of Trust permits the termination of the Trust or any series or class of the Trust by the Trustees without shareholder approval. The shareholders’ right to vote may be modified only by a majority vote of the shareholders.

The Agreement and Declaration of Trust provides that the Trustees and officers, when acting in their capacity as such, will not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, or any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or employee of the Trust or of any other person or party, provided that the Agreement and Declaration of Trust does not protect any Trustee or officer against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer.

Each class of shares in the Fund is entitled equally to the Fund’s dividends and distributions except as follows: (1) each class will bear the expenses of any distribution plan, services plan and/or special administrative services fees applicable to such class; and (2) each class may incur differing transfer agency fees. Standardized yield and total return quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performance. In the event of a liquidation of the Fund, shareholders of each class will be entitled to distribution of Fund assets that are allocated to such class and that are remaining after the payment of all Fund liabilities that are allocated to such class. Such assets will be distributed to shareholders of each class in proportion to the number of shares of the class held by them.

The Fund may postpone the payment of redemption proceeds and may suspend the right of redemption during any period or at any time when and to the extent permissible under the 1940 Act. The Fund may redeem shares involuntarily if the Trustees determine that failure to do so may have materially adverse consequences to shareholders. In the event of an involuntary redemption, shareholders would have no further rights other than to receive the redemption price. In addition, the Fund may redeem some or all shares held by:

(1)        a shareholder whose account value is less than the minimum required investment amount as a result of redemptions;

(2)        all shareholders of the Fund if the value of all shares is less than the minimum amount established by the Board of Trustees; or

(3)        any shareholder to reimburse the Fund for any loss or expense it has sustained or incurred resulting from:

(a) the shareholder’s failure to make full payment for share purchases;

(b) any defective redemption request;

(c) indebtedness incurred in connection with facilitating (i) requests pending receipt of collected funds from investments sold on the date of the shareholder’s redemption request, (ii) redemption requests when the shareholder has also notified the Fund of his, her or its intention to deposit funds in his, her or its account on the date of the redemption request, or (iii) the purchase of investments pending receipt of collected funds when the shareholder has notified the Fund of his, her or its intention to deposit funds in his, her or its accounts on the date of the purchase of the investments; or

(d) a transaction effected for the benefit of the shareholder.

The Fund may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, the Trust has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) investments that will be deemed to be qualified under the CRA.

The following investment information supplements that set forth in the Prospectuses, which describe the Fund’s principal investment strategies and the types of debt securities and other debt instruments in which the Fund primarily invests.

As described in the Prospectuses, the Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid loses during unfavorable market conditions or pending the acquisition of investments believed to be CRA-qualified. These investments may include cash, money market instruments, debt securities issued or guaranteed by the U.S. government or its agencies and repurchase agreements.

Investment Quality. Under normal circumstances, the Fund will invest primarily in (1) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and (2) other securities that have a rating in the highest category assigned by a nationally recognized statistical rating organization (“NRSRO”), for example AAA by Standard & Poor’s Ratings Group and/or Aaa by Moody’s Investors Service, Inc., or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. Under normal circumstances, the Fund may also invest up to 25% of its net assets in investment grade securities that are rated in the second or third highest rating categories assigned by a NRSRO, or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. U.S. Government Securities are not subject to the foregoing 25% limitation. See Appendix A for more information on the ratings of Rating Agencies.

U.S. Government Securities. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. Obligations of certain U.S. government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association (“Ginnie Mae”)), (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association (“Fannie Mae”)), or (iii) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Other U.S. Government Securities in which the Fund may purchase include, but are not limited to, Federal Housing Administration (“FHA”) project loans. FHA project loans are mortgage loans insured by the FHA. The Fund also may invest in certain securities issued by the Small Business Administration and other U.S. government agencies, authorities, instrumentalities and sponsored enterprises Although many U.S. Government Securities purchased by the Fund, such as those issued by the Fannie Mae, Freddie Mac and the Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Additional Information Concerning Fannie Mae and Freddie Mac. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Fannie Mae’s and Freddie Mac’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. In September 2008, both Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Fannie Mae and Freddie Mac which established the Treasury as the holder of a new class of senior preferred stock in each of Fannie Mae and Freddie Mac, which stock was issued in connection with financial contributions from the Treasury to Fannie Mae and Freddie Mac. The conditions attached to the financial contribution made by the Treasury to Fannie Mae and Freddie Mac and the issuance of this senior preferred stock place significant restrictions on the activities of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Fannie Mae’s and Freddie Mac’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Fannie Mae and Freddie Mac provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE’s minimum average closing price of $1 for more than 30 days.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

Zero Coupon Bonds. The Fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Repurchase Agreements and Reverse Repurchase Agreements. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered illiquid and will be subject to the Fund’s 15% limit on investments in illiquid securities as stated below. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities until the repurchase date that are equal in value to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Taxable Municipal Bonds. The Fund may invest a significant amount in taxable municipal bonds that are designed primarily to finance community development. The two principal classifications of taxable municipal bonds which may be held by the Fund are “general obligation” bonds and “revenue” bonds. General obligation bonds are generally secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund may also invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of taxable municipal bonds, both within a particular category and between categories, and the yields on taxable municipal bonds depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the taxable municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a NRSRO represent its opinion as to the quality of taxable municipal bonds. It should be emphasized that these ratings are general and are not absolute standards of quality. Taxable municipal bonds with the same maturity, interest rate and rating may have different yields. Taxable municipal bonds of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of taxable municipal bonds may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

The payment of principal and interest on most taxable municipal bonds purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate “issuer” as that term is used in this Statement of Additional Information. An issuer’s obligations under its taxable municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligation for the payment of interest on and principal of its taxable municipal securities may be materially adversely affected by litigation or other conditions.

Investment Company Securities. The Fund may invest in securities issued by other investment companies. Investments in other investment companies will cause the Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the investment companies’ operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act and regulations under the 1940 Act. The Fund generally limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Other Securities. As the universe of CRA-qualified securities expands, the Fund may purchase qualified securities that the Advisor believes are consistent with the achievement of the Fund’s investment objective. The Fund and its shareholders will bear the risks associated with investments in any such securities. The Advisor will invest only in securities that meet the credit standards set forth in the Prospectuses and this Statement of Additional Information and that the Advisor believes will not be inconsistent with the Fund’s objective of providing financial institutions with investment test credit under the CRA.

Securities Lending. The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral will be subject to possible depreciation in value. The Fund will continue to accrue interest on the securities loaned and will also earn income on the loans. Any cash collateral received by the Fund will be invested in high quality, short-term money market instruments. Loans will generally be short term, will be made only to borrowers that the Advisor deems to be of good standing and only when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risk.

Liquidity. To maintain liquidity, the Fund may hold a portion of its net assets in repurchase agreements or other short-term instruments and/or cash. Under normal conditions, the Fund will hold no more than 10% of its net assets in such instruments.

Illiquid Securities. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Fund’s Board of Trustees, that an adequate trading market exists for such securities.

Investment Restrictions. The following investment restrictions are fundamental policies of the Fund and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act (see “Miscellaneous” below):

The Fund will not:

1.
Make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund’s permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

2.
Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and may engage in reverse repurchase transactions to the extent permitted by the 1940 Act; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the dollar amounts borrowed, subject to any limitations imposed by the 1940 Act. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

3.
Act as an underwriter within the meaning of the Securities Act; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

4.
Purchase or sell real estate; except that the Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

5.
Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, although this limitation does not apply to mortgage-backed securities; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S. government, the District of Columbia or any of their authorities, agencies, or instrumentalities (including U.S. government-sponsored enterprises) or political subdivisions, including municipal bonds.

6.	Purchase or sell commodities or commodity contracts, or invest in futures contracts or options related thereto.

For purposes of Investment Restriction No. 2 above, margin and collateral arrangements with respect to the purchase or sale of mortgage-backed and other asset-backed securities and when-issued, TBA, dollar roll and other transactions that result or may result in the delayed delivery of securities are not deemed to be a pledge of assets.

The Fund has also adopted the following restrictions which may be changed by the Board of Trustees without shareholder approval:

The Fund may not:

1.	Invest in companies for the purpose of exercising management or control.

2.	Purchase foreign securities.

3.	Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

4.	Make short sales of securities or maintain a short position.

5.	Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as is permitted by the 1940 Act.

If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund’s portfolio securities generally will not constitute a violation of the limitation. With respect to borrowings, if the Fund’s asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures describing the circumstances under which the Fund, the Advisor, SEI Investments Global Funds Services, the Fund’s administrator and fund accounting agent, SEI Investment Management Company, the Fund’s transfer agent, and UMB Fund Services, Inc., the Fund’s sub-transfer agent (collectively, the “Service Providers”), may disclose information about the Fund’s portfolio holdings. Notwithstanding such policies and procedures, any disclosures of the Fund’s portfolio holdings must be consistent with the antifraud provisions of the federal securities laws and the fiduciary obligations of the Fund and the Service Providers.

Neither the Fund nor any Service Provider will disclose the Fund’s portfolio holdings information to any person other than in accordance with these policies and procedures. The principal Service Provider responsible for dissemination of information about the Fund’s portfolio holdings is the Advisor.

Generally, the Fund and its Service Providers may disclose portfolio holdings information to any entity or party after the information has become public. A Service Provider may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC, such as Form N-CSR or Form N-Q.

Service Providers may also disclose portfolio holdings prior to the portfolio holdings information being filed with the SEC or posted on the Fund’s webpage under certain limited circumstances. Portfolio holdings information may be provided to third party service providers of auditing, legal, custody, proxy voting and other services for the Fund, including rating and ranking organizations and executing broker/dealers. These third party service providers include (i) U.S. Bank National Association, the Fund’s custodian, (ii) Grant Thornton LLP, the Fund’s independent registered public accounting firm, (iii) Drinker Biddle & Reath LLP, counsel to the Trust, (iv) Smith-Edwards-Dunlap Company, the Fund’s printer, and (v) The Thomson Corporation, Morningstar Inc., Lipper and Standard & Poor’s, the Fund’s rating agencies. These third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Such third parties will receive portfolio holdings information only if the third party has executed a confidentiality agreement with the Fund or otherwise owes a duty of trust or confidence to the Fund or the Advisor, such as the Trust’s legal counsel. In addition, portfolio holdings information may be provided to shareholders in connection with consideration relating to the CRA. Other than disclosure that is required under federal or state laws and regulations, shareholders are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In the event that the Fund or a Service Provider discloses the Fund’s portfolio holdings to a selected third party for a legitimate business purpose that does not meet the foregoing criteria, such third party shall be required to execute a confidentiality agreement and shall not trade on such information. Neither the Fund, a Service Provider nor any of its affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Fund’s portfolio holdings.

With respect to the disclosure of portfolio holdings information, the Advisor is authorized to prepare and post to the Fund’s website its portfolio holdings. SEI Investments Global Funds Services, the Fund’s administrator, is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Fund, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Fund’s portfolio holdings not referenced in the foregoing paragraphs, no disclosure may be made prior to such information becoming publicly disclosed unless: (i) the Fund has legitimate business purposes for doing so; (ii) the recipient has entered into a confidentiality agreement, which includes a duty not to trade on the nonpublic information; and (iii) the Trust’s President authorizes such disclosure after consultation with Fund counsel. The Trust’s President will then notify the Board of the disclosure at the next regularly scheduled meeting of the Board.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, shall be considered: (i) that any prior disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (ii) avoidance of any conflicts of interest between the interests of the Fund’s shareholders and the Service Providers, the Fund’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities.

The Advisor will notify the Board if disclosures are made concerning the Fund’s portfolio holdings in contravention of these policies and procedures.

INVESTMENT ADVISOR

The Advisor, located at 2500 Weston Road, Suite 101, Weston, FL 33331, was organized under the laws of the State of Delaware as an investment advisory corporation in 1998. The Advisor is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

David K. Downes, President of the Fund and Chief Executive Officer of the Advisor, Barbara R. VanScoy, Executive Vice President of the Fund and Senior Portfolio Manager of the Advisor, Alyssa D. Greenspan, Vice President of the Fund and Chief Operating Officer of the Advisor, Michelle V. Rogers, Vice President of the Fund and Executive Vice President and Senior Portfolio Manager of the Advisor, and Stefanie J. Little, Chief Compliance Officer (“CCO”) of the Fund and of the Advisor, are affiliated persons of both the Fund and the Advisor.

The following individuals or entities own 5% or more of the Advisor’s outstanding voting securities:
Todd J. Cohen, 33.0% (President and Chief Investment Officer of the Advisor); John Scott Cooper, 26.2% (not considered a control person for purposes of the 1940 Act); Patricia R. Cohen Irrevocable Trust, Audrey J. Cohen trustee, 13.7%; David K. Downes, 9.5%; and Barbara R. VanScoy, 9.3%.

The Advisor provides investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund and implements such determinations through the placement of orders for the execution of portfolio transactions with or through such brokers or dealers as the Advisor may select.

For the services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.30% of the Fund’s average daily net assets. For the fiscal year ended May 31, 2012, the Advisor was paid $3,513,002 in advisory fees. For the same period, the Advisor waived $0 in advisory fees. For the fiscal year ended May 31, 2013, the Advisor was paid $4,427,199 in advisory fees. For the same period, the Advisor waived $0 in advisory fees. For the fiscal year ended May 31, 2014, the Advisor was paid $4,636,991 in advisory fees. For the same period, the Advisor waived $0 in advisory fees.

The Advisor has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (other than acquired fund fees and expenses) for the CRA Shares, Institutional Shares and Retail Shares from exceeding 1.00%, 0.55% and 0.90%, respectively, until September 30, 2015. The Advisor has contractually agreed not to recoup amounts previously waived or reimbursed to the extent that actual fees and expenses are less than the annual rate of 1.00%, 0.55% and 0.90% of the average daily net assets attributable to CRA Shares, Institutional Shares or Retail Shares, respectively, of the Fund.

The Advisory Agreement provides that the Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Board of Trustees, or by a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Advisor also provides certain CRA-related administrative services to bank/thrift holders of CRA Shares of the Fund pursuant to a Special Administrative Services Agreement with the Trust. These services include (i) providing supporting documentation of investments earmarked for CRA consideration on behalf of bank/thrift shareholders; (ii) monitoring the CRA examination schedules of bank/thrift shareholders; (iii) on-going analysis of CRA guidelines and any amendments thereto; and (iv) providing CRA examination support as needed. In consideration for the services provided and expenses assumed pursuant to the Special Administrative Services Agreement, the Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average net asset value of the CRA Shares attributable to financial institution holders of CRA Shares. The Special Administrative Services Agreement will continue in effect from year to year so long as such continuance is approved at least annually (i) by vote of a majority of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Agreement and (ii) by the Board of Trustees. For the fiscal year ended May 31, 2012, the Advisor was paid $2,031,024 in fees pursuant to the Special Administrative Services Agreement. During the same period, the Advisor waived $0 in fees pursuant to the Special Administrative Services Agreement. For the fiscal year ended May 31, 2013, the Advisor was paid $2,505,151 in fees pursuant to the Special Administrative Services Agreement. During the same period, the Advisor waived $0 in fees pursuant to the Special Administrative Services Agreement. For the fiscal year ended May 31, 2014, the Advisor was paid $2,732,066 in fees pursuant to the Special Administrative Services Agreement. During the same period, the Advisor waived $0 in fees pursuant to the Special Administrative Services Agreement.

Conflicts of Interest. Investment decisions for the Fund may be made in conjunction with decisions for other accounts and/or funds with the same strategy. The Advisor recognizes that potential conflicts may arise with respect to other investment accounts managed by the Advisor, which may include privately offered funds, separately managed accounts of high net worth customers and institutional investors, and other registered investment companies. These conflicts include, but may not be limited to, differing fee structures, differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Registered investment companies, private funds and separate accounts are generally invested pro-rata unless circumstances (e.g. a partially filled order) warrant a different approach. The Advisor has comprehensive policies and procedures designed to monitor and mitigate any perceived conflicts of interest.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
CRA Qualified Investment Fund
Barbara VanScoy	2	$1,568,426,676	1	$24,138,513	25	$314,917,791	--	--	--	--	--	--
Michelle Rogers	2	$1,568,426,676	1	$24,138,513	25	$314,917,791	--	--	--	--	--	--
Julie Egan	2	$1,568,426,676	1	$24,138,513	25	$314,917,791	--	--	--	--	--	--
Elliot Gilfarb	3	$1,584,572,875	1	$24,138,513	25	$314,917,791	--	--	--	--	--	--
* This information is current as of May 31, 2014.

Portfolio Manager – Compensation

Barbara VanScoy, Michelle Rogers and Elliot Gilfarb are paid fixed salaries, and Julie Egan is paid a base salary with increases dependent upon increases in the Advisor’s assets under management (capped at a maximum base salary). Each portfolio manager is eligible for an annual bonus at the Advisor’s discretion, which is based upon the overall profitability of the Advisor.

Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Managers*
CRA Qualified Investment Fund
Barbara VanScoy	$1-$10,000
Michelle Rogers	$1-$10,000
Julie Egan	$1-$10,000
Elliot Gilfarb	$1-$10,000
* This information is current as of May 31, 2014.

PROXY VOTING POLICIES

The Board of Trustees has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to the Advisor. The Advisor’s Proxy Voting Policies and Procedures (the “Policies”) require that the Advisor vote proxies received in a manner consistent with the best interests of the Trust and its shareholders. The Advisor maintains records with respect to proxy voting as is required by applicable law. Proxy voting authority rests with the portfolio manager (the “Proxy Administrator”).

The Advisor may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If the Advisor determines that there is any possibility that the vote may involve a material conflict of interest, the Proxy Administrator shall consult with the President of the Advisor who may then, among of things, (i) hire an independent third party (or request a disinterested trustee of the Trust when voting securities held by the Trust) to make the voting recommendation to the Advisor or (ii) suggest that the client engage another party to determine how the proxies should be voted. In all such cases, the Advisor will take steps designed to ensure that the decision to vote the proxies was based on the client’s best interest and was not a product of the conflict.

The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.

The Fund’s complete proxy voting record for the 12-month period ended June 30, 2013 is available without charge, upon request, by calling the Fund toll-free at 1-877-272-1977 and on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the oversight of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations. As of the date of this SAI, each Trustee oversees two series of the Trust, the Fund and the CCM Alternative Income Fund.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of five Independent Trustees. The Board has selected John E. Taylor, an Independent Trustee, to act as Chairman. Mr. Taylor’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Taylor consults with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. The Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established four standing committees – Audit, Market Risk, Governance and CRA Compliance Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Name, Address and Age	Position(s) Held with the Trust1	Served in Position Since2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee3	Other Directorships Held by Trustee During Past 5 Years4
INDEPENDENT TRUSTEES
John E. Taylor Age 64	Chairman of the Board and Trustee	6/1/99	President and Chief Executive Officer, National Community Reinvestment Coalition, January 1992 to present.	2	None
Burton Emmer Age 77	Trustee	6/1/99	Assistant to Chief Executive Officer, CHS Electronics, Inc., October 1998 to December 2000; Partner, Grant Thornton LLP (certified public accountants), August 1979 to August 1998.	2	None
Heinz Riehl Age 78	Trustee	6/1/99	President, Riehl World Training & Consulting, Inc. (bank consulting), 1996 to present; Faculty Member, New York University, 1982 to 2008.	2	None
Irvin M. Henderson Age 58	Trustee	6/26/00	President and Chief Executive Officer, Henderson & Company (consulting firm), 1993 to present.	2	None
Robert O. Lehrman Age 79	Trustee	9/29/00	Business consultant and special counsel; Chairman, Advisory Board, Lodestone Banking Consultancy; formerly; director, Community Capital Bank, New York, NY; formerly, President and Chief Executive Officer, Community Bankers Association, New York.	2	None

Name, Address and Age	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years
OFFICERS
David K. Downes c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 74	President	1/29/04	Chief Executive Officer, Community Capital Management, Inc. since January 2004.
Barbara R. VanScoy c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 46	Executive Vice President	1/29/11	Co-Founder and Chief Impact Investment Officer, Community Capital Management, Inc. since March 2013; Senior Portfolio Manager, Community Capital Management, Inc. since November 1998.
Alyssa D. Greenspan c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 42	Vice President	10/22/10	Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.
Michelle V. Rogers c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 41	Vice President	1/29/11	Senior Portfolio Manager, Community Capital Management, Inc. since December 2010; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since October 2003.
James Malone, CFA c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 43	Treasurer	4/1/14
Chief Financial Officer of Community Capital Management, Inc. since July 2014; Director of Investment Platforms, since September 2011; Managing Director, Harbourside Consulting Group, LLC from September 2009 to August 2011; Vice President, Investment Platform Division at Franklin Templeton from November 2007 to May 2009.

Name, Address and Age	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years
OFFICERS
Stefanie J. Little Little Consulting Group, Inc. 11 Gina Marie Lane Elkton, MD 21921 Age 46	Chief Compliance Officer	12/18/09
President, Little Consulting Group, Inc. since 2011; Managing Member, SEC Compliance Alliance, LLC since 2012; Attorney, Cipperman & Company from 2007 to 2011; Director, Cipperman Compliance Services, LLC from 2009 to 2011; Chief Compliance Officer of Community Capital Management, Inc. since January 2010; Director, Legal & Contract Management, Brandywine Global Investment Management, LLC from 2004 to 2007.

Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, PA 19103 Age 54	Secretary	6/1/99	Partner, Drinker Biddle & Reath LLP (law firm) since 1993.

1	Each Trustee may be contacted by writing to the Trustee, c/o Community Capital Management, Inc. 2500 Weston Road, Suite 101, Weston, Florida 33331.
2
Each Trustee holds office until he resigns, is removed or dies. The president, treasurer and secretary shall hold office for a one-year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

3	The Fund Complex consists of the Trust. The Trust has two portfolios, the Fund and the CCM Alternative Income Fund.
4	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust. Mr. Taylor, an attorney, brings to the Board over 25 years of senior executive-level management experience in the community development sector and has served on the boards of many government and non-profit entities. Mr. Emmer brings over three decades of financial and accounting experience to the Board, in addition to senior executive-level management experience. Mr. Riehl has demonstrated leadership and management abilities as evidenced in his senior executive positions in the banking and consulting industries. Mr. Henderson has been an executive in various aspects of the financial planning and community development areas and also has served on the boards of many non-profit entities. Mr. Lehrman has been a government counsel, and senior executive and board member in the banking industry, and for corporations and non-profits. His voluntary service has included the fields of community development and affordable housing, education, cultural groups, foundations, health and human services, and professional societies.

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies1
Burton Emmer	None	None
Heinz Riehl	$50,000-$100,000	Over $100,000
John E. Taylor	$1-$10,000	Over $100,000
Irvin M. Henderson	None	None
Robert O. Lehrman	$50,000-$100,000	$50,000-$100,000

Effective June 1, 2014, each trustee receives a $36,000 retainer, $4,000 for each board meeting attended, whether participation is in person or telephone and $2,000 for participation in the annual telephonic meeting relating to contract renewal. The annual Board Chair fee is $12,000, the annual Audit Committee Chair and financial expert fee is $9,000 and the annual fee for other Committee Chairs is $8,000. Prior to June 1, 2014, each Trustee received a $30,000 retainer, $4,000 for each board meeting attended, whether participation is in person or telephone and $2,000 for participation in the annual telephonic meeting relating to contract renewal. The annual Board Chair fee is $10,000, the annual Audit Committee Chair and financial expert fee is $7,000 and the annual fee for other Committee Chairs is $6,000. For the fiscal year ended May 31, 2014, the Trustees and Officers received aggregate fees, excluding expenses, of $446,094. Drinker Biddle & Reath LLP, of which Mr. Malloy is a partner, receives legal fees as counsel to the Trust. David K. Downes, an employee of the Advisor, does not receive compensation from the Trust for acting as President of the Trust. Barbara R. VanScoy, an employee of the Advisor, does not receive compensation from the Trust for acting as Executive Vice President of the Trust. Alyssa D. Greenspan, an employee of the Advisor, does not receive compensation from the Trust for acting as Vice President of the Trust. Michelle V. Rogers, an employee of the Advisor, does not receive compensation from the Trust for acting as Vice President of the Trust. Mr. Malone receives $70,000 in compensation for acting as Treasurer of the Trust. As of August 31, 2014, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust.

The table below sets forth the compensation that the Independent Trustees of the Trust received for the fiscal year ended May 31, 2014. Interested Trustees receive no compensation. Currently, all Trustees of the Trust are Independent Trustees.

1	As of December 31, 2013, the Trust offered shares only in the Fund.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Trust Expenses	Total Compensation From Fund Complex (including the Fund)1
Burton Emmer Trustee	$45,779	$0	$55,000
Heinz Riehl Trustee	$53,784	$0	$54,000
John E. Taylor Trustee	$56,768	$0	$57,000
Irvin M. Henderson Trustee	$53,784	$0	$54,000
Robert O. Lehrman Trustee	$53,784	$0	$54,000

Standing Board Committees

The Board of Trustees has established four committees: Audit, Market Risk, Governance and CRA Compliance.

The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. Mr. Emmer is the Chairman of the Audit Committee and Messrs. Riehl and Lehrman are members of the Committee. The Audit Committee met three times during the fiscal year ended May 31, 2014.

The Governance Committee is responsible for (1) the selection and nomination of candidates to serve as trustees, committee members, chairs and officers of the Fund; (2) reviewing and recommending the level of compensation for the independent trustees; and (3) oversight of all other Trust governance issues. Mr. Lehrman is Chairman of the Governance Committee and Messrs. Henderson and Taylor are members of the Committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary, Michael P. Malloy, Esq., Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103. The Governance Committee met four times during the fiscal year ended May 31, 2014.

1	The Fund Complex consists of the two portfolios of the Trust.

The Market Risk Committee is responsible for the review of pricing and valuation, interest rate risk and credit risk issues. Mr. Riehl is the Chairman of the Market Risk Committee and Messrs. Emmer and Taylor are members of the Committee. The Market Risk Committee met four times during the fiscal year ended May 31, 2014.

The CRA Compliance Committee is responsible for the review of the Trust’s CRA compliance issues. Mr. Henderson is Chairman of the CRA Compliance Committee and Messrs. Taylor and Riehl are members of the Committee. The CRA Compliance Committee met four times during the fiscal year ended May 31, 2014.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Advisor and other Service Providers, Trust officers and the Trust’s CCO. The Trust is subject to a number of risks, including but not limited to investment risk, price risk, liquidity risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Portfolios is the responsibility of the Advisor or other Service Providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the Advisor and the other Service Providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Committees, the Advisor or other Service Providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Advisor and other Service Providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

PERFORMANCE INFORMATION

CRA Shares, Institutional Shares and Retail Shares of the Fund will have similar performance results because each class of shares represents interests in the same portfolio of securities. Performance results will differ only to the extent that the classes do not have the same expenses. You should be aware that CRA Shares have a 0.25% 12b-1 fee and a 0.20% special administrative services fee and Retail Shares have a 0.25% 12b-1 fee and a 0.10% shareholder services fee, while Institutional Shares have no 12b-1 fee, special administrative services fee or shareholder services fee.

From time to time the Fund may quote total return figures for its CRA Shares, Institutional Shares and/or Retail Shares. “Total Return” for a period is the percentage change in value during the period of an investment in CRA Shares, Institutional Shares or Retail Shares, including the value of CRA Shares, Institutional Shares or Retail Shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows: T=[ERV/P)-1]1/n

Where:	T = average annual total return
P = a hypothetical initial investment of $1,000
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the applicable period

The formula for calculating Aggregate Total Return is as follows:

Aggregate Total Return = [(ERV/P) – 1]

The Fund may also advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per CRA Share, Institutional Share or Retail Share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:	a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursement)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

The Fund imposes no sales charges. Income taxes are not taken into account. The Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although total return and yield is useful in reviewing the Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below, (2) one or more benchmark indices, or (3) other appropriate indices of investment securities or with data developed by the Advisor derived from such indices. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, or other national, regional or local publications.

In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio manager(s) of the Fund and may include quotations attributable to the portfolio manager(s) describing approaches taken in managing the Fund’s investments, research methodology, underlying stock selection or the Fund’s investment objective. The Fund may also discuss the continuum of risk and return relating to different investments. In addition, the Fund may from time to time compare its expense ratios to those of investment companies with similar objectives and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

NET ASSET VALUE

The net asset value per share of the Fund is calculated separately for each class of shares by dividing the total value of the Fund’s assets attributable to a particular class after subtracting liabilities charged to that class by the number of outstanding shares of that class. The liabilities that are charged to the Fund are borne by each share of the Fund, except for (i) payments pursuant to the Special Administrative Services Agreement and Distribution Plan applicable only to CRA Shares, and (ii) payments under the Distribution Plan and Services Plan applicable only to Retail Shares. For purposes of valuing the Fund’s portfolio securities, securities traded on a national securities exchange are valued at the last reported bid price. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund’s Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less may be valued at amortized cost or original cost plus accrued interest, which the Board of Trustees believes represents fair market value. Discounts and premiums on debt securities are amortized to income over their prospective lives, using the interest method.

TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Statement of Additional Information are based on the Internal Revenue Code (the “Code”) and regulations issued under it, and on court decisions and administrative interpretations, as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

General. The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these three requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Capital Loss Carryforwards. As of May 31, 2014, the Fund had no capital loss carryforwards available to reduce its future net capital gain.

State and Local Taxes. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS

Debt securities are generally traded in the over-the-counter market. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (mark-up). In some instances, the Advisor feels that better prices are available from non-principal market makers that are paid commissions directly.

Decisions to buy and sell securities for the Fund are made by the Advisor subject to overall review by the Trust’s Board of Trustees. The Advisor places orders pursuant to its investment determinations for the Fund either directly with the issuer or with a broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Advisor uses its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. When the Fund purchases or sells securities through brokers on an agency basis, in evaluating the best overall terms available, and in selecting the broker to execute a particular transaction, the Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. The Advisor is authorized to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to the Fund. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities; economic statistics; forecasting services; industry and company analyses; portfolio strategies; quantitative data; quotation services; order management systems for certain purposes; certain news services; credit rating services; testing services; execution services; market information systems; consulting services from economists and political analysts; and computer software or on-line data feeds.

The Advisor will make investment decisions for the Fund independently from those of other clients of the Advisor. However, the same security may be held in the portfolio of the Fund and one or more other clients when the same security is believed suited for the investment objectives of the Fund and such other client(s). Should two or more clients of the Advisor simultaneously be engaged in the purchase or sale of the same security, to the extent possible, the transactions will be allocated as to price and amount in a manner fair and equitable to each client and the Fund.

The Advisor may execute portfolio transactions through the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Such transactions will be subject to the requirements of applicable law and will be reviewed by the Trust’s Board of Trustees. The Distributor may not engage in portfolio transactions with the Fund when it acts as principal.

DISTRIBUTOR

The Distributor, located at One Freedom Valley Drive, Oaks, PA 19456, serves as principal underwriter for the Fund’s shares. Shares of the Fund are sold on a continuous basis. The distribution agreement between the Trust and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

DISTRIBUTION PLANS AND SERVICES PLAN

The Trust has adopted separate Distribution Plans with respect to the Fund’s CRA Shares and Retail Shares pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan for CRA Shares authorizes the Fund to pay the Distributor or another person annual fees of up to 0.25% of the Fund’s average daily net assets attributable to its CRA Shares in consideration for distribution and other services and the assumption of related expenses. Amounts paid to the Distributor may be used to cover expenses that are related to (a) distribution of the Fund’s CRA Shares, (b) ongoing servicing and/or maintenance of the accounts of the holders of the Fund’s CRA Shares, (c) payments to institutions for selling the Fund’s CRA Shares, and (d) sub-transfer agency, sub-accounting, administrative or similar services related to the Fund’s CRA Shares. The Distribution Plan for Retail Shares authorizes the Fund to pay the Distributor or another person annual fees of up to 0.25% of the Fund’s average daily net assets attributable to its Retail Shares in consideration for distribution services and the assumption of related expenses. Amounts paid to the Distributor may be used to cover expenses that are related to distribution of the Fund’s Retail Shares. The Fund may pay the Distributor the full fee provided for by the respective Distribution Plans even if the Distributor’s costs for providing its services are less than the full amount.

The Distribution Plans for CRA Shares and Retail Shares have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the particular Distribution Plan or in any agreement related thereto (the “Disinterested Trustees”). In approving the Distribution Plans, the Trustees considered various factors and determined that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and the holders of its CRA Shares or Retail Shares, as applicable. Each Distribution Plan may be terminated by a vote of a majority of the Disinterested Trustees. The Trustees will review quarterly a written report of the amounts expended pursuant to each Distribution Plan and the purposes for which such expenditures were made. Each Distribution Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. Any amendment to materially increase the costs that the Fund’s CRA Shares or Retail Shares, as applicable, bear under the Distribution Plans requires approval by a “majority of the outstanding voting securities,” i.e. CRA Shares or Retail Shares, as applicable, of the Fund (as defined in the 1940 Act). For so long as one or both of the Distribution Plans are in effect, selection and nomination of Disinterested Trustees will be committed to the discretion of the Disinterested Trustees. Any agreement related to a Distribution Plan may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. Each Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

The Advisor may enter into selling agreements with broker/dealers. Under the selling agreements, the Advisor makes an initial annual payment to the broker/dealer based on the aggregate net asset value of the CRA Shares or Retail Shares, as applicable, owned of record or beneficially by the broker/dealers’ customers on the date the shares are purchased. After the first twelve months, the Advisor pays broker/dealers quarterly payments, based on the aggregate net asset value of the CRA Shares or Retail Shares owned of record or beneficially by the broker/dealers’ customers at the end of the quarter. The Advisor then recovers from the Fund under the Trust’s Distribution Plan for CRA Shares or Retail Shares of the Fund, as applicable, the amounts paid by the Advisor to such broker/dealers.

For the fiscal year ended May 31, 2012, the Fund paid fees of $2,538,760 pursuant to the Distribution Plan for CRA Shares, including $780,616 paid for compensation to broker-dealers and $880,024 paid for compensation to sales and marketing personnel, all of which was paid to third parties. For the fiscal year ended May 31, 2013, the Fund paid fees of $3,131,417 pursuant to the Distribution Plan for CRA Shares, including $1,021,079 paid for compensation to broker-dealers and $946,195 paid for compensation to sales and marketing personnel, all of which was paid to third parties. For the fiscal year ended May 31, 2014, the Fund paid fees of $3,368,200 pursuant to the Distribution Plan for CRA Shares, including $1,022,002 paid for compensation to broker-dealers and $1,345,347 paid for compensation to sales and marketing personnel, all of which was paid to third parties.

For the fiscal year ended May 31, 2012, the Fund paid fees of $74,830 pursuant to the Distribution Plan for Retail Shares, all of which was paid to third parties. For the fiscal year ended May 31, 2013, the Fund paid fees of $97,560 pursuant to the Distribution Plan for Retail Shares, all of which was paid to third parties. For the fiscal year ended May 31, 2014, the Fund paid fees of $93,692 pursuant to the Distribution Plan for Retail Shares, all of which was paid to third parties.

The Trust also has adopted a Services Plan with respect to the Fund’s Retail Shares pursuant to which the Trust intends to enter into servicing agreements with institutions. Pursuant to these servicing agreements, institutions render certain personal liaison and administrative support services to customers who are the beneficial owners of Retail Shares in consideration for payment of up to 0.50% (on an annualized basis) (comprised of up to 0.25% for personal liaison services and up to 0.25% for administrative support services) of the average daily net asset value of Retail Shares of the Fund beneficially owned by such customers. Services under the Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing customers with information as to their positions in Retail Shares; providing sub-accounting with respect to Retail Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Such services are intended to supplement the services provided by the Fund’s administrator and transfer agent.

The Fund understands that institutions may charge fees to their customers who are the beneficial owners of Retail Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with the Trust, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail Shares.

The Trust’s servicing agreements are governed by the Services Plan that has been adopted by the Trust’s Board of Trustees in connection with the offering of Retail Shares of the Fund. Pursuant to the Services Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees has approved the Fund’s arrangements with institutions based on information provided by the Fund’s service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and the holders of Retail Shares by affording the Fund greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail Shares of the Fund. Any material amendment to the Fund’s arrangements with institutions must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the Fund’s arrangements with institutions are in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Disinterested Trustees.

For the fiscal year ended May 31, 2012, the Fund paid fees of $29,932 pursuant to the Services Plan. For the fiscal year ended May 31, 2013, the Fund paid fees of $39,024 pursuant to the Services Plan. For the fiscal year ended May 31, 2014, the Fund paid fees of $37,477 pursuant to the Services Plan.

CUSTODIAN

U.S. Bank National Association (the “Custodian”), with offices at 50 South 16th Street, Suite 2000, 20th Floor, EX-PA-WBSP, Philadelphia, PA 19102, acts as custodian for the Fund. As such, the Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. The Custodian does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

ADMINISTRATOR AND TRANSFER AGENT

SEI Investments Global Funds Services (the “Administrator”), located at One Freedom Valley Drive, Oaks, PA 19456, provides administration and fund accounting services for the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator is responsible for a wide variety of functions, including but not limited to:

•	Fund accounting services
•	Financial statement preparation
•	Valuation of the Fund’s portfolio securities
•	Pricing the Fund’s shares
•	Assistance in preparing tax returns
•	Preparation and filing of required regulatory reports
•	Coordination of Board and shareholder meetings
•	Monitoring the Fund’s legal compliance

Under the Administration Agreement, the Fund pays the Administrator for administration and fund accounting services at the annual rate of 0.06% of the Fund’s average net assets, subject to an annual minimum fee of $250,000, and $15,000 per annum for each additional class of shares.

SEI Institutional Transfer Agent, Inc., assignee of SEI Investment Management Company (the “Transfer Agent”), located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Fund’s transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement. Under the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, communications with shareholders and maintaining shareholder account records. Under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual base fee of 0.01% of the first $750 million of the Fund’s net assets, plus 0.0075% of the Fund’s net assets in excess of $750 million and up to $1.5 billion, plus 0.005% of the Fund’s net assets in excess of $1.5 billion, subject to a minimum annual fee of $50,000. The Transfer Agent has delegated all of its duties and responsibilities under the Transfer Agency Agreement to UMB Fund Services, Inc. (“UMBFS”) as sub-transfer agent. UMBFS is located at 235 W. Galena, Milwaukee, WI 53212.

For the fiscal year ended May 31, 2012, the Fund paid the Administrator and Transfer Agent accounting and administration fees (after waivers) in the amount of $702,583 and transfer agent fees in the amount of $179,142, respectively. For the fiscal year ended May 31, 2013, the Fund paid the Administrator and Transfer Agent accounting and administration fees (after waivers) in the amount of $880,395 and transfer agent fees in the amount of $192,502, respectively. For the fiscal year ended May 31, 2014, the Fund paid the Administrator and Transfer Agent accounting and administration fees (after waivers) in the amount of $912,814 and transfer agent fees in the amount of $197,046, respectively.

COMPLIANCE SERVICES

Little Consulting Group, Inc. (“Little Consulting”), located at 11 Gina Marie Lane, Elkton, MD 21921, provides compliance services to the Trust, including but not limited to providing a designated Chief Compliance Officer (“CCO”) for the Trust, pursuant to a Compliance Services Agreement. Pursuant to the Compliance Services Agreement, the Trust pays Little Consulting monthly and hourly fees for designated CCO services and ongoing compliance management services identified in the Agreement, plus reasonable out-of-pocket expenses.

OTHER INFORMATION

The Advisor may pay, out of its own assets, compensation to authorized dealers, service organizations and other financial intermediaries (“Intermediaries”) in connection with the sale and distribution of shares of the Fund and/or servicing of shares of the Fund. These payments (“Additional Payments”) would be in addition to the payments by the Fund described in the Fund’s Prospectuses and this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Fund on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund’s shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Advisor may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by the Advisor may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Advisor may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Advisor may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority, Inc. regulations.

CODE OF ETHICS

The Trust and Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

COUNSEL

Drinker Biddle & Reath LLP (of which Michael P. Malloy, Secretary of the Trust, is a partner), One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, is counsel to the Trust and will pass upon certain legal matters on its behalf.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, with offices at 60 Broad Street, New York, NY 10004, serves as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund.

FINANCIAL STATEMENTS

The Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2014 has been filed with the SEC. The financial statements and financial highlights in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information. The Financial Statements and financial highlights included in such Annual Report have been audited by Grant Thornton LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in such Annual Report and is incorporated herein by reference.

MISCELLANEOUS

As used in this Statement of Additional Information and in the Fund’s Prospectus, a “majority of the outstanding voting securities” of the Fund or a particular class of shares means, with respect to the approval of an investment advisory agreement, Rule 12b-1 Plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or share class, as applicable, represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or share class are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or share class, as applicable.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 31, 2014, HSBC Bank USA National Association, located at 452 Fifth Avenue, 24th Floor, New York, NY 10018, owned 6.9% of the Fund’s outstanding shares.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

COMMUNITY CAPITAL TRUST

CCM Alternative Income Fund
(the “Fund”)

Institutional Shares (CCMNX)

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2014

This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus for Institutional Shares of the CCM Alternative Income Fund (formerly the CCM Active Income Fund) dated October 1, 2014. You may obtain a copy of the Prospectus and the Annual Report to Shareholders dated May 31, 2014 (the “Annual Report”), free of charge, by writing to CCM Alternative Income Fund, P.O. Box 2175, Milwaukee, WI 53201-2175, by toll-free telephone request at 1-866-202-3573, or on the Internet at www.ccmalternativeincome.com.

The audited financial statements and related report of Grant Thornton LLP contained in the Annual Report are incorporated herein by reference in the Section “Financial Statements.” No other portion of the Annual Report is incorporated herein by reference.

Page

DEFINED TERMS	1
THE TRUST AND ITS SHARES	1
INVESTMENT POLICIES AND RESTRICTIONS	4
Arbitrage Strategies	4
Asset-Backed (including Mortgage-Backed) Securities	4
Cash Management/Temporary Investments	9
Commodities Instruments	9
Convertible Securities	10
Corporate Debt Obligations	11
Distressed Securities	11
Emerging Market Investments	12
Equity Securities	14
Equity Swaps	14
Exchange-Traded Funds (ETFs)	15
Exchange-Traded Notes (ETNs)	15
Foreign Currency Transactions	16
Foreign Government Debt Obligations	17
Foreign Securities	18
Forward Commitments, When Issued Securities and Delayed-Delivery Transactions	19
Futures Contracts and Related Options	20
Hedging Transactions	21
Illiquid Securities	22
Initial Public Offerings	22
Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest Rate Floors, Caps and Collars and Currency Swaps	22
Investment Company Securities	24
Lending of Portfolio Securities	24
Leveraging	24
Non-Investment Grade Securities	25
Options	25
Repurchase Agreements	27
Reverse Repurchase Agreements	28
Short Sales	28
Short Sales “Against the Box”	29
Small-Cap and Mid-Cap Stocks	29
Taxable Municipal Bonds	29
U.S. Government Securities	30
Investment Restrictions	31
Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings	33
INVESTMENT ADVISOR AND SUB-ADVISOR	34
PROXY VOTING POLICIES	39
TRUSTEES AND OFFICERS	39
PERFORMANCE INFORMATION	47
NET ASSET VALUE	48

(continued)

TAX INFORMATION	48
PORTFOLIO TRANSACTIONS	50
DISTRIBUTOR	51
SERVICES PLAN	51
CUSTODIAN	52
ADMINISTRATOR AND TRANSFER AGENT	52
COMPLIANCE SERVICES	53
OTHER INFORMATION	54
CODE OF ETHICS	54
COUNSEL	54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54
FINANCIAL STATEMENTS	54
MISCELLANEOUS	55
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	55
APPENDIX A	A-1

DEFINED TERMS

In this Statement of Additional Information, the terms listed below have the following meanings:

Advisor – Community Capital Management, Inc., investment advisor to the Fund.

Sub-Advisor – Badge Investment Partners LLC, sub-advisor to the Fund.

Fund – CCM Alternative Income Fund.

Trust – Community Capital Trust.

1940 Act – The Investment Company Act of 1940, as amended.

Prospectus – The prospectus for Institutional Shares of the Fund as described on the front cover page of this Statement of Additional Information.

THE TRUST AND ITS SHARES

The Trust, which was formerly known as The Community Reinvestment Act Qualified Investment Fund, was organized on January 15, 1999, as a business trust under the laws of the State of Delaware. The Trust is registered as an open-end, management investment company under the 1940 Act and currently consists of two separate series, including the Fund. The Fund is a diversified portfolio under the 1940 Act. The Fund commenced operations on May 31, 2013.

Under the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest in the Trust shall be divided into such transferable shares of one or more separate and distinct series or classes of a series as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareholders, issue shares of each series and class to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury.

Currently, the Trust offers a single class of shares of beneficial interest in the Fund, which has been designated Institutional Shares.

Shares of the Fund when issued will be fully paid and nonassessable. Shareholders have no preemptive or other similar rights to subscribe to any additional shares of the Fund or other securities issued by the Trust or the Trustees of the Trust.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of the Fund or any class of shares, to establish and designate and to change in any manner any initial or additional series or classes and to fix such preferences, voting powers, rights and privileges of such series or classes as the Trustees may from time to time determine, to divide or combine the shares of any series or classes into a greater or lesser number, to classify or reclassify any issued shares or any series or classes into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

All shares of each class of the Fund shall represent an equal proportionate interest in the assets belonging to the Fund, subject to the liabilities belonging to the Fund (including any general liabilities of the Trust allocated to the Fund by the Trustees), and, in the case of each class, to the liabilities belonging to that class, and each share of any class of the Fund shall be equal to each other share of that class.

The liabilities, expenses, costs, charges and reserves charged to the Fund as a whole shall be allocated to each class of the Fund in the proportion that the assets belonging to such class bear to the assets belonging to all classes in the Fund. To the extent permitted by rule or order of the Securities and Exchange Commission (“SEC”), the Trustees may allocate all or a portion of any liabilities belonging to the Fund to a particular class or classes as the Trustees may from time to time determine is appropriate. In addition, all liabilities, expenses, costs, charges and reserves belonging to a class shall be allocated to such class.

Shareholders have the power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (b) with respect to any contract required by the 1940 Act to be approved by shareholders; (c) with respect to termination of the Trust or any series or class to the extent required by applicable law; (d) with respect to any plan adopted pursuant to Rule 12b-1 under the 1940 Act, and related matters, to the extent required by the 1940 Act; and (e) with respect to such additional matters relating to the Trust or any series or class of the Trust as may be required by the 1940 Act, the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws or as the Trustees may consider necessary or desirable. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. The Agreement and Declaration of Trust permits the termination of the Trust or any series or class of the Trust by the Trustees without shareholder approval. The shareholders’ right to vote may be modified only by a majority vote of the shareholders.

The Agreement and Declaration of Trust provides that the Trustees and officers, when acting in their capacity as such, will not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, or any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or employee of the Trust or of any other person or party, provided that the Agreement and Declaration of Trust does not protect any Trustee or officer against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer.

Each class of shares in the Fund is entitled equally to the Fund’s dividends and distributions except as follows: (1) each class will bear the expenses of any distribution plan or services plan applicable to such class; and (2) each class may incur differing transfer agency fees. Standardized yield and total return quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performance. In the event of a liquidation of the Fund, shareholders of each class will be entitled to distribution of Fund assets that are allocated to such class and that are remaining after the payment of all Fund liabilities that are allocated to such class. Such assets will be distributed to shareholders of each class in proportion to the number of shares of the class held by them.

The Fund may postpone the payment of redemption proceeds and may suspend the right of redemption during any period or at any time when and to the extent permissible under the 1940 Act. The Fund may redeem shares involuntarily if the Trustees determine that failure to do so may have materially adverse consequences to shareholders. In the event of an involuntary redemption, shareholders would have no further rights other than to receive the redemption price. In addition, the Fund may redeem some or all shares held by:

(1)        a shareholder whose account value is less than the minimum required investment amount as a result of redemptions;

(2)        all shareholders of the Fund if the value of all shares is less than the minimum amount established by the Board of Trustees; or

(3)        any shareholder to reimburse the Fund for any loss or expense it has sustained or incurred resulting from:

(a) the shareholder’s failure to make full payment for share purchases;

(b) any defective redemption request;

(c) indebtedness incurred in connection with facilitating (i) requests pending receipt of collected funds from investments sold on the date of the shareholder’s redemption request, (ii) redemption requests when the shareholder has also notified the Fund of his, her or its intention to deposit funds in his, her or its account on the date of the redemption request, or (iii) the purchase of investments pending receipt of collected funds when the shareholder has notified the Fund of his, her or its intention to deposit funds in his, her or its accounts on the date of the purchase of the investments; or

(d) a transaction effected for the benefit of the shareholder.

The Fund may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, the Trust has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) reduced correlation to conventional stock and bond markets.

The following investment information supplements that set forth in the Prospectus, which describes the Fund’s principal investment strategies and the types of securities and other instruments in which the Fund primarily invests.

Arbitrage Strategies. The Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses.

In addition to the merger arbitrage and capital structure arbitrage strategies descried in the Prospectus, the Fund may also use fixed-income or interest rate arbitrage, convertible arbitrage, pairs trading and equity market neutral strategies. Fixed-income or interest rate arbitrage is an investment strategy which consists of the discovery and exploitation of inefficiencies in the pricing of bonds yielding a contractually fixed stream of income. Convertible arbitrage is a market-neutral investment strategy that involves the simultaneous purchase of convertible securities and the short sale of the same issuer’s common stock. Pairs trading is an investment strategy that matches a long position with a short position in two stocks of the same sector, thus creating a hedge against the sector and the two stocks’ overall market. Equity market neutral is an investment strategy that seeks to exploit the differences in stock prices by buying long and short on stocks within the same sector, industry, market capitalization industry, etc., thus creating a hedge against market factors.

Asset-Backed (including Mortgage-Backed) Securities. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Fund may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Fund will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In September 2008, both Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Fannie Mae and Freddie Mac which established the Treasury as the holder of a new class of senior preferred stock in each of Fannie Mae and Freddie Mac, which stock was issued in connection with financial contributions from the Treasury to Fannie Mae and Freddie Mac. The conditions attached to the financial contribution made by the Treasury to Fannie Mae and Freddie Mac and the issuance of this senior preferred stock place significant restrictions on the activities of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Fannie Mae’s and Freddie Mac’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Fannie Mae and Freddie Mac provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE’s minimum average closing price of $1 for more than 30 days.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Fund. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Fund.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify as Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Cash Management/Temporary Investments. The Fund can hold uninvested cash or can invest in cash equivalents such as money market instruments, including U.S. Treasury bills, commercial paper or repurchase agreements. Generally, these securities offer less potential for gains than other types of securities. The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Commodities Instruments. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Advisor or Sub-Advisor may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. When investing in convertible securities, the Fund generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

Corporate Debt Obligations. The Fund may invest in investment grade and non-investment grade corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, or may be exposed to debt securities through derivative instruments.

Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

Distressed Securities. The Fund may invest in distressed securities, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Advisor’s or Sub-Advisor’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments including corporate loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments.

Emerging Market Investments. The Fund may invest in securities of issuers located in emerging market countries. The securities markets of emerging market countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging market country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging market country issuers than is available about issuers in the United States.

Emerging market country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging market countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

Emerging market countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging market countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Equity Securities. The Fund may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities, depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.

The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Equity Swaps. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used by the Fund for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Fund and the Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor’s® Rating Service (“S&P”) or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Sub-Advisor is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swaps and certain other derivatives, see “Futures Contracts and Related Options” on pages 20-21.

Exchange-Traded Funds (ETFs). The Fund may invest in investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the ETF. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Exchange-Traded Notes (ETNs). The Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Advisor or Sub-Advisor anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, the Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor or Sub-Advisor believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

Foreign Government Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Foreign Securities. The Fund may invest in securities of foreign issuers either directly or through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value (“NAV”) of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Forward Commitments, When Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

Futures Contracts and Related Options. The Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return or for liquidity management purposes.

The Fund is a registered investment company and is presently exempt from regulation as a “commodity pool” under CFTC Rule 4.5 because it is limiting its investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Advisor is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Advisor is required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.
Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with the Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

Hedging Transactions. The Advisor or Sub-Advisor may, from time to time, employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Advisor’s/Sub-Advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Advisor’s or Sub-Advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Advisor or Sub-Advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Advisor or Sub-Advisor may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Advisor or Sub-Advisor may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Illiquid Securities. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if the Advisor or Sub-Advisor has determined, in accordance with guidelines established by the Fund’s Board of Trustees, that an adequate trading market exists for such securities.

Initial Public Offerings. The Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Advisor or Sub-Advisor cannot guarantee continued access to IPOs.

Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest Rate Floors, Caps and Collars and Currency Swaps. The Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Fund also may enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and the Advisor or Sub-Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments.

When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Advisor or Sub-Advisor. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Sub-Advisor is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Investment Company Securities. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objective and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Portfolio Securities. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor or Sub-Advisor to be of good standing and only when, in the Advisor’s or Sub-Advisor’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund’s securities will be fully collateralized and marked to market daily. The Fund does not have the right to vote loaned securities. The Fund will attempt to call all loaned securities back to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Leveraging. The Fund may employ leverage in accordance with the fundamental investment limitations described below. Leveraging the Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Because the SEC staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund’s custodian imposes a practical limit on the leverage these transactions create.

Non-Investment Grade Securities. Non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Advisor or Sub-Advisor believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

In selecting non-investment grade securities, the Advisor or Sub-Advisor considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Advisor or Sub-Advisor monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

In the event that the Fund invests in high yield securities and experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the high yield bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Options. The Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by the Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Repurchase Agreements. The Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign securities (see “Foreign Securities” above).

Reverse Repurchase Agreements. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Short Sales. The Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled “Options” above.

Short Sales “Against the Box”. In addition to the short sales discussed above, the Fund may make short sales “against the box,” transactions in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund’s net assets.

Small-Cap and Mid-Cap Stocks. The Fund may invest in securities of companies with small- and mid-size capitalizations. Such securities tend to be riskier than securities of companies with large capitalizations. This is because small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on small- and mid-cap stocks are frequently negligible. Moreover, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of small- and mid-cap companies tend to be more volatile than those of large cap companies. The market for small-cap securities may be thinly traded and as a result, greater fluctuations in the price of small-cap securities may occur.

Taxable Municipal Bonds. The Fund may invest in taxable municipal bonds. The two principal classifications of taxable municipal bonds which may be held by the Fund are “general obligation” bonds and “revenue” bonds. General obligation bonds are generally secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. The Fund may also invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of taxable municipal bonds, both within a particular category and between categories, and the yields on taxable municipal bonds depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the taxable municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a NRSRO represent its opinion as to the quality of taxable municipal bonds. It should be emphasized that these ratings are general and are not absolute standards of quality. Taxable municipal bonds with the same maturity, interest rate and rating may have different yields. Taxable municipal bonds of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of taxable municipal bonds may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

The payment of principal and interest on most taxable municipal bonds purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate “issuer” as that term is used in this Statement of Additional Information. An issuer’s obligations under its taxable municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligation for the payment of interest on and principal of its taxable municipal securities may be materially adversely affected by litigation or other conditions.

U.S. Government Securities. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Ginnie Mae and the Federal Housing Administration; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by the Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

The Fund may purchase in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Investment Restrictions. The following investment restrictions are fundamental policies of the Fund and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act (see “Miscellaneous” below):

The Fund will not:

1.
With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. government securities and repurchase agreements collateralized by U.S. government securities.

2.
Make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund’s permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

3.	Borrow money, except as permitted under the 1940 Act.

4.
Issue senior securities, except that the Fund may (a) borrow from domestic banks for temporary purposes, (b) enter into commitments to purchase securities in accordance with the Fund’s investment objective, policies and limitations, including but not limited to reverse repurchase agreements, delayed delivery securities and when-issued securities, (c) engage in short sales to the extent permitted by the Fund’s investment objective, policies and limitations, and (d) purchase or sell derivative instruments to the extent permitted by the Fund’s investment objective, policies and limitations.

5.
Act as an underwriter within the meaning of the Securities Act; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

6.
Purchase or sell real estate; except that the Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

7.
Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to municipal bonds which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies and instrumentalities.

With respect to Investment Restriction No. 3 above, the 1940 Act permits the Fund to borrow from any bank, provided that immediately after any such borrowing, there is asset coverage of at least 300% for all borrowings of the Fund. In addition, the Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including secured interest).

The Fund has also adopted the following restrictions which may be changed by the Board of Trustees without shareholder approval:

The Fund may not:

1.	Invest in companies for the purpose of exercising management or control.

2.	Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as is permitted by the 1940 Act.

If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund’s portfolio securities generally will not constitute a violation of the limitation. With respect to borrowings, if the Fund’s asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures describing the circumstances under which the Fund, the Advisor, the Sub-Advisor, SEI Investments Global Funds Services, the Fund’s administrator and fund accounting agent, SEI Investment Management Company, the Fund’s transfer agent, and UMB Fund Services, Inc., the Fund’s sub-transfer agent (collectively, the “Service Providers”), may disclose information about the Fund’s portfolio holdings. Notwithstanding such policies and procedures, any disclosures of the Fund’s portfolio holdings must be consistent with the antifraud provisions of the federal securities laws and the fiduciary obligations of the Fund and the Service Providers.

Neither the Fund nor any Service Provider will disclose the Fund’s portfolio holdings information to any person other than in accordance with these policies and procedures. The principal Service Provider responsible for dissemination of information about the Fund’s portfolio holdings is the Advisor.

Generally, the Fund and its Service Providers may disclose portfolio holdings information to any entity or party after the information has become public. A Service Provider may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC, such as Form N-CSR or Form N-Q.

Service Providers may also disclose portfolio holdings prior to the portfolio holdings information being filed with the SEC or posted on the Fund’s webpage under certain limited circumstances. Portfolio holdings information may be provided to third party service providers of auditing, legal, custody, proxy voting and other services for the Fund, including rating and ranking organizations and executing broker/dealers. These third party service providers include (i) U.S. Bank National Association, the Fund’s custodian, (ii) Grant Thornton LLP, the Fund’s independent registered public accounting firm, (iii) Drinker Biddle & Reath LLP, counsel to the Trust, (iv) Smith-Edwards-Dunlap Company, the Fund’s printer, and (v) The Thomson Corporation, Morningstar Inc., Lipper and S&P, the Fund’s rating agencies. These third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Such third parties will receive portfolio holdings information only if the third party has executed a confidentiality agreement with the Fund or otherwise owes a duty of trust or confidence to the Fund or the Advisor, such as the Trust’s legal counsel. Other than disclosure that is required under federal or state laws and regulations, shareholders are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In the event that the Fund or a Service Provider discloses the Fund’s portfolio holdings to a selected third party for a legitimate business purpose that does not meet the foregoing criteria, such third party shall be required to execute a confidentiality agreement and shall not trade on such information. Neither the Fund, a Service Provider nor any of its affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Fund’s portfolio holdings.

With respect to the disclosure of portfolio holdings information, the Advisor is authorized to prepare and post to the Fund’s website its portfolio holdings. SEI Investments Global Funds Services, the Fund’s administrator, is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Fund, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Fund’s portfolio holdings not referenced in the foregoing paragraphs, no disclosure may be made prior to such information becoming publicly disclosed unless: (i) the Fund has legitimate business purposes for doing so; (ii) the recipient has entered into a confidentiality agreement, which includes a duty not to trade on the nonpublic information; and (iii) the Trust’s President authorizes such disclosure after consultation with Fund counsel. The Trust’s President will then notify the Board of the disclosure at the next regularly scheduled meeting of the Board.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, shall be considered: (i) that any prior disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (ii) avoidance of any conflicts of interest between the interests of the Fund’s shareholders and the Service Providers, the Fund’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities.

The Advisor will notify the Board if disclosures are made concerning the Fund’s portfolio holdings in contravention of these policies and procedures.

INVESTMENT ADVISOR AND SUB-ADVISOR

The Advisor, located at 2500 Weston Road, Suite 101, Weston, FL 33331, was organized under the laws of the State of Delaware as an investment advisory corporation in 1998. The Advisor is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

David K. Downes, President of the Fund and Chief Executive Officer of the Advisor, Barbara R. VanScoy, Executive Vice President of the Fund and Senior Portfolio Manager of the Advisor, Alyssa D. Greenspan, Vice President of the Fund and Chief Operating Officer of the Advisor, Michelle V. Rogers, Vice President of the Fund and Senior Portfolio Manager of the Advisor, and Stefanie J. Little, Chief Compliance Officer (“CCO”) of the Fund and of the Advisor, are affiliated persons of both the Fund and the Advisor.

The following individuals or entities own 5% or more of the Advisor’s outstanding voting securities:
Todd J. Cohen, 33.0% (President and Chief Investment Officer of the Advisor); John Scott Cooper, 26.2% (not considered a control person for purposes of the 1940 Act); Patricia R. Cohen Irrevocable Trust, Audrey J. Cohen trustee, 13.7%; David K. Downes, 9.5%; and Barbara R. VanScoy, 9.3%.

The Advisor provides investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund and implements such determinations through the placement of orders for the execution of portfolio transactions with or through such brokers or dealers as the Advisor may select.

For the services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal period ended May 31, 2013, the Advisor was paid $0 in advisory fees. For the fiscal year ended May 31, 2014, the Advisor was paid $80,969 in advisory fees. For the same period, the Advisor waived $80,969 in advisory fees.

The Advisor has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (other than acquired fund fees and expenses and short sale dividend expenses) for the Institutional Shares from exceeding 1.60% until September 30, 2015. The Advisor has contractually agreed not to recoup amounts previously waived or reimbursed to the extent that actual fees and expenses are less than the annual rate of 1.60% of the average daily net assets attributable to Institutional Shares of the Fund.

The Advisory Agreement provides that the Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Board of Trustees, or by a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Sub-Advisor, located at 400 Kelby Street, Suite P4, Fort Lee, New Jersey 07024, was organized under the laws of the State of New Jersey as a limited liability company in 2013. The Sub-Advisor is also registered with the SEC as an investment advisor under the Advisers Act.

The following individuals or entities own 5% or more of the Sub-Advisor’s outstanding voting securities: Andrew J. Cowen, 80% (Managing Member, Chief Investment Officer and CCO of the Sub-Advisor); and Thomas R. Lott, 20%.

The Sub-Advisor, subject to the supervision and oversight of the Advisor, manages the investment and reinvestment of such portion of the assets of the Fund as the Advisor may from time to time allocate to the Sub-Advisor for management (the “Sub-Advised Assets”) pursuant to a Sub-Advisory Agreement with the Advisor (the “Sub-Advisory Agreement”).

For the services rendered, facilities furnished are expenses borne by the Sub-Advisor under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a fee, computed daily and paid monthly, at the annual rate of 0.55% of the Sub-Advised Assets’ gross long positions up to 75% of the Fund’s total assets (less any balances held in money market vehicles) as of month-end; provided, however, that (a) in the event leverage is used as of month-end, then the fees paid to the Sub-Adviser for assets managed above 75% of the Fund’s assets (less any balances held in money market vehicles) will be pro-rated by the amount of leverage, and (b) in the event the Fund is not leveraged as of month-end and the Sub-Adviser manages in excess of 75% of the Fund’s total assets (less any balances held in money market vehicles) as of month-end, then the Sub-Adviser will be paid fees on the Sub-Advised Assets’ total gross long positions (less any balances held in money market vehicles). For the fiscal period ended May 31, 2013, the Sub-Advisor was paid $0 in sub-advisory fees. For the fiscal year ended May 31, 2014, the Sub-Advisor was paid $28,550 in sub-advisory fees.

The Sub-Advisory Agreement will continue from year to year as long as such continuance is approved at least annually (i) by vote of a majority of Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Board of Trustees, or by a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Advisor provides certain support services to the Sub-Advisor in return for a portion of the Sub-Advisor’s gross revenues.

Conflicts of Interest. Investment decisions for the Fund may be made in conjunction with decisions for other accounts and/or funds with the same strategy. The Advisor and Sub-Advisor recognize that potential conflicts may arise with respect to side-by-side management of the Fund and other investment accounts managed by the Advisor or Sub-Advisor, which may include privately offered funds, separately managed accounts of high net worth customers and institutional investors, and other registered investment companies. These conflicts include, but may not be limited to, differing fee structures, differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Registered investment companies, private funds and separate accounts are generally invested pro-rata unless circumstances (e.g. a partially filled order) warrant a different approach. Both the Advisor and Sub-Advisor have comprehensive policies and procedures designed to monitor and mitigate any perceived conflicts of interest.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
CCM Alternative Income Fund			--	--
Todd Cohen	--	--	--	--	--	--	--	--	--	--	--	--
David Sand	--	--	--	--	--	--	--	--	--	--	--	--
Elliot Gilfarb	3	$1,584,572,875	1	$24,138,513	25	$314,917,191	--	--	--	--	--	--
Andrew Shafter	--	--	--	--	--	--	--	--	--	--	--	--
Andrew J. Cowen	--	--	--	--	--	--	--	--	--	--	--	--

* This information is current as of May 31, 2014.

Portfolio Manager – Compensation

Advisor

Todd Cohen is paid a salary and bonus based upon the percentage of the profitability of the Advisor. Each of David Sand, Elliot Gilfarb and Andrew Shafter is paid a fixed salary and is eligible for an annual bonus at the Advisor’s discretion, which is based upon the overall profitability of the Advisor.

Sub-Advisor

Andrew J. Cowen and Thomas R. Lott are compensated based upon the percentage of the Sub-Adviser’s profitability.

Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Managers*
CCM Alternative Income Fund
Todd Cohen	Over $1,000,000
David Sand	$50,001-$100,000
Elliot Gilfarb	$10,001-$50,000
Andrew Shafter	$100,001-$500,000
Andrew J. Cowen	$500,001-$1,000,000

* This information is current as of May 31, 2014.

PROXY VOTING POLICIES

The Board of Trustees has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to the Advisor. The Advisor’s Proxy Voting Policies and Procedures (the “Policies”) require that the Advisor vote proxies received in a manner consistent with the best interests of the Trust and its shareholders. The Advisor maintains records with respect to proxy voting as is required by applicable law. Proxy voting authority rests with the portfolio manager (the “Proxy Administrator”).

The Advisor may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If the Advisor determines that there is any possibility that the vote may involve a material conflict of interest, the Proxy Administrator shall consult with the President of the Advisor who may then, among of things, (i) hire an independent third party (or request a disinterested trustee of the Trust when voting securities held by the Trust) to make the voting recommendation to the Advisor or (ii) suggest that the client engage another party to determine how the proxies should be voted. In all such cases, the Advisor will take steps designed to ensure that the decision to vote the proxies was based on the client’s best interest and was not a product of the conflict.

The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The Advisor votes all proxies received consistent with the promotion of long-term, sustainable growth of investments by encouraging sound and sustainable corporate governance.

The Fund’s complete proxy voting record, if any, for the most recent 12-month period ended June 30, 2014 is available without charge, upon request, by calling the Fund toll-free at 1-866-202-3573 and on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the oversight of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations. As of the date of this SAI, each Trustee oversees two series of the Trust, the Fund and The Community Reinvestment Act Qualified Investment Fund.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of five Independent Trustees. The Board has selected John E. Taylor, an Independent Trustee, to act as Chairman. Mr. Taylor’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Taylor consults with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. The Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established four standing committees – Audit, Market Risk, Governance and CRA Compliance Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Name, Address and Age	Position(s) Held with the Trust1	Served in Position Since2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee3	Other Directorships Held by Trustee During Past 5 Years4
INDEPENDENT TRUSTEES
John E. Taylor Age 64	Chairman of the Board and Trustee	6/1/99	President and Chief Executive Officer, National Community Reinvestment Coalition, January 1992 to present.	2	None
Burton Emmer Age 77	Trustee	6/1/99	Assistant to Chief Executive Officer, CHS Electronics, Inc., October 1998 to December 2000; Partner, Grant Thornton LLP (certified public accountants), August 1979 to August 1998.	2	None
Heinz Riehl Age 78	Trustee	6/1/99	President, Riehl World Training & Consulting, Inc. (bank consulting), 1996 to present; Faculty Member, New York University, 1982 to 2008.	2	None
Irvin M. Henderson Age 58	Trustee	6/26/00	President and Chief Executive Officer, Henderson & Company (consulting firm), 1993 to present.	2	None
Robert O. Lehrman Age 79	Trustee	9/29/00	Business consultant and special counsel; Chairman, Advisory Board, Lodestone Banking Consultancy; formerly; director, Community Capital Bank, New York, NY; formerly, President and Chief Executive Officer, Community Bankers Association, New York.	2	None

Name, Address and Age	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years
OFFICERS
David K. Downes c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 74	President	1/29/04	Chief Executive Officer, Community Capital Management, Inc. since January 2004.
Barbara R. VanScoy c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, Fl 33331 Age 46	Executive Vice President	1/29/11	Co-Founder and Chief Impact Investment Officer, Community Capital Management, Inc. since March 2013; Senior Portfolio Manager, Community Capital Management since November 1998.
Alyssa D. Greenspan c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, Fl 33331 Age 42	Vice President	10/22/10	Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.
Michelle V. Rogers c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, Fl 33331 Age 41	Vice President	1/29/11	Senior Portfolio Manager, Community Capital Management, Inc. since December 2010; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since October 2003.
James Malone, CFA c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 43	Treasurer	4/1/2014
Chief Financial Officer of Community Capital Management, Inc. since July 2014; Director of Investment Platforms, since September 2011; Managing Director, Harbourside Consulting Group, LLC from September 2009 to August 2011; Vice President, Investment Platform Division at Franklin Templeton from November 2007 to May 2009.

Name, Address and Age	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years
OFFICERS
Stefanie J. Little Little Consulting Group, Inc. 11 Gina Marie Lane Elkton, MD 21921 Age 46	Chief Compliance Officer	12/18/09
President, Little Consulting Group, Inc. since 2011; Managing Member, SEC Compliance Alliance, LLC since 2012; Attorney, Cipperman & Company from 2007 to 2011; Director, Cipperman Compliance Services, LLC from 2009 to 2011; Chief Compliance Officer of Community Capital Management, Inc. since January 2010; Director, Legal & Contract Management, Brandywine Global Investment Management,
LLC from 2004 to 2007.

Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, PA 19103 Age 54	Secretary	6/1/99	Partner, Drinker Biddle & Reath LLP (law firm) since 1993.

1	Each Trustee may be contacted by writing to the Trustee, c/o Community Capital Management, Inc. 2500 Weston Road, Suite 101, Weston, Florida 33331.
2
Each Trustee holds office until he resigns, is removed or dies. The president, treasurer and secretary shall hold office for a one-year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

3	The Fund Complex consists of the Trust. The Trust has two portfolios, the Fund and The Community Reinvestment Act Qualified Investment Fund.
4	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust. Mr. Taylor, an attorney, brings to the Board over 25 years of senior executive-level management experience in the community development sector and has served on the boards of many government and non-profit entities. Mr. Emmer brings over three decades of financial and accounting experience to the Board, in addition to senior executive-level management experience. Mr. Riehl has demonstrated leadership and management abilities as evidenced in his senior executive positions in the banking and consulting industries. Mr. Henderson has been an executive in various aspects of the financial planning and community development areas and also has served on the boards of many non-profit entities. Mr. Lehrman has been a government counsel, and senior executive and board member in the banking industry, and for corporations and non-profits. His voluntary service has included the fields of community development and affordable housing, education, cultural groups, foundations, health and human services, and professional societies.

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies1
Burton Emmer	None	None
Heinz Riehl	Over $100,000	Over $100,000
John E. Taylor	$50,000-$100,000	Over $100,000
Irvin M. Henderson	None	None
Robert O. Lehrman	$50,000-$100,000	$50,000-$100,000

Effective June 1, 2014, each trustee receives a $36,000 retainer, $4,000 for each board meeting attended, whether participation is in person or telephone and $2,000 for participation in the annual telephonic meeting relating to contract renewal. The annual Board Chair fee is $12,000, the annual Audit Committee Chair and financial expert fee is $9,000 and the annual fee for other Committee Chairs is $8,000. Prior to June 1, 2014, each Trustee received a $30,000 retainer, $4,000 for each board meeting attended, whether participation is in person or telephone and $2,000 for participation in the annual telephonic meeting relating to contract renewal. The annual Board Chair fee is $10,000, the annual Audit Committee Chair and financial expert fee is $7,000 and the annual fee for other Committee Chairs is $6,000. For the fiscal year ended May 31, 2014, the Trustees and Officers received aggregate fees, excluding expenses, of $446,094. Drinker Biddle & Reath LLP, of which Mr. Malloy is a partner, receives legal fees as counsel to the Trust. David K. Downes, an employee of the Advisor, does not receive compensation from the Trust for acting as President of the Trust. Barbara R. VanScoy, an employee of the Advisor, does not receive compensation from the Trust for acting as Executive Vice President of the Trust. Alyssa D. Greenspan, an employee of the Advisor, does not receive compensation from the Trust for acting as Vice President of the Trust. Michelle V. Rogers, an employee of the Advisor, does not receive compensation from the Trust for acting as Vice President of the Trust. Mr. Malone receives $70,000 in compensation for acting as Treasurer of the Trust. As of August 31, 2014, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust.

The table below sets forth the compensation that the Independent Trustees of the Trust received for the fiscal year ended May 31, 2014. Interested Trustees receive no compensation. Currently, all Trustees of the Trust are Independent Trustees.

Name of Person/Position	Aggregate Compensation from the Fund1	Pension or Retirement Benefits Accrued as part of Trust Expenses	Total Compensation From Fund Complex (including the Fund)
Burton Emmer Trustee	$221	$0	$55,000
Heinz Riehl Trustee	$216	$0	$54,000
John E. Taylor Trustee	$232	$0	$57,000
Irvin M. Henderson Trustee	$216	$0	$54,000
Robert O. Lehrman Trustee	$216	$0	$54,000

Standing Board Committees

The Board of Trustees has established four committees: Audit, Rate Reasonability and Market Risk, Governance and CRA Compliance.

The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. Mr. Emmer is the Chairman of the Audit Committee and Messrs. Riehl and Lehrman are members of the Committee. The Audit Committee met three times during the fiscal year ended May 31, 2014.

The Governance Committee is responsible for (1) the selection and nomination of candidates to serve as trustees, committee members, chairs and officers of the Fund; (2) reviewing and recommending the level of compensation for the independent trustees; and (3) oversight of all other Trust governance issues. Mr. Lehrman is Chairman of the Governance Committee and Messrs. Henderson and Taylor are members of the Committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary, Michael P. Malloy, Esq., Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103. The Governance Committee met four times during the fiscal year ended May 31, 2014.

1	The Fund Complex consists of the two portfolios of the Trust.

The Market Risk Committee is responsible for the review of pricing and valuation, interest rate risk and credit risk issues. Mr. Riehl is the Chairman of the Market Risk Committee and Messrs. Emmer and Taylor are members of the Committee. The Market Risk Committee met four times during the fiscal year ended May 31, 2014.

The CRA Compliance Committee is responsible for the review of the Trust’s CRA compliance issues. Mr. Henderson is Chairman of the CRA Compliance Committee and Messrs. Taylor and Riehl are members of the Committee. The CRA Compliance Committee met four times during the fiscal year ended May 31, 2014.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Advisor and other Service Providers, Trust officers and the Trust’s CCO. The Trust is subject to a number of risks, including but not limited to investment risk, price risk, liquidity risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Portfolios is the responsibility of the Advisor or other Service Providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the Advisor and the other Service Providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Committees, the Advisor and Sub-Advisor or other Service Providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Advisor and other Service Providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures for its Institutional Shares. “Total Return” for a period is the percentage change in value during the period of an investment in Institutional Shares, including the value of Institutional Shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows: T=[ERV/P)-1]1/n

Where:	T = average annual total return
P = a hypothetical initial investment of $1,000
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the applicable period

The formula for calculating Aggregate Total Return is as follows:

Aggregate Total Return = [(ERV/P) – 1]

The Fund may also advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per Institutional Share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:	a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursement)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

The Fund imposes no sales charges. Income taxes are not taken into account. The Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although total return and yield is useful in reviewing the Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below, (2) one or more benchmark indices, or (3) other appropriate indices of investment securities or with data developed by the Advisor derived from such indices. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, or other national, regional or local publications.

In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio manager(s) of the Fund and may include quotations attributable to the portfolio manager(s) describing approaches taken in managing the Fund’s investments, research methodology, underlying stock selection or the Fund’s investment objective. The Fund may also discuss the continuum of risk and return relating to different investments. In addition, the Fund may from time to time compare its expense ratios to those of investment companies with similar objectives and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

NET ASSET VALUE

The net asset value per share of the Fund is calculated separately for each class of shares by dividing the total value of the Fund’s assets attributable to a particular class after subtracting liabilities charged to that class by the number of outstanding shares of that class. The liabilities that are charged to the Fund are borne by each share of the Fund. For purposes of valuing the Fund’s portfolio securities, securities traded on a national securities exchange are valued at the last reported bid price. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund’s Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less may be valued at amortized cost or original cost plus accrued interest, which the Board of Trustees believes represents fair market value. Discounts and premiums on debt securities are amortized to income over their prospective lives, using the interest method.

TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. Except where otherwise specifically referenced, the discussion relates solely to the Fund and investors who are United States citizens, residents or domestic corporations and domestic trusts. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Statement of Additional Information are based on the Internal Revenue Code (the “Code”) and regulations issued under it, and on court decisions and administrative interpretations, as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

General. The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these three requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Taxation of Certain Investments. The tax principles applicable to transactions in certain financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate- level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Capital Loss Carryforwards. As of May 31, 2014, the Fund had no capital loss carryforwards available to reduce its future net capital gain.

State and Local Taxes. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS

Debt securities are generally traded in the over-the-counter market. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (mark-up). In some instances, the Advisor or Sub-Advisor feels that better prices are available from non-principal market makers that are paid commissions directly.

Decisions to buy and sell securities for the Fund are made by the Advisor or Sub-Advisor subject to overall review by the Trust’s Board of Trustees. The Advisor or Sub-Advisor places orders pursuant to its investment determinations for the Fund either directly with the issuer or with a broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Advisor or Sub-Advisor uses its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor or Sub-Advisor considers all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. When the Fund purchases or sells securities through brokers on an agency basis, in evaluating the best overall terms available, and in selecting the broker to execute a particular transaction, the Advisor or Sub-Advisor may also consider the brokerage and research services provided to the Fund and/or other accounts over which the Advisor or Sub-Advisor or an affiliate of the Advisor or Sub-Advisor exercises investment discretion. The Advisor or Sub-Advisor is authorized to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Advisor or Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor or Sub-Advisor to the Fund. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities; economic statistics; forecasting services; industry and company analyses; portfolio strategies; quantitative data; quotation services; order management systems for certain purposes; certain news services; credit rating services; testing services; execution services; market information systems; consulting services from economists and political analysts; and computer software or on-line data feeds. The amount of total brokerage commissions attributable to the Fund (all of which was paid to brokers which provided research, statistical data or pricing information to the Adviser) for the fiscal year ended May 31, 2014 was 62,312.64.

The Advisor or Sub-Advisor will make investment decisions for the Fund independently from those of other clients of the Advisor or Sub-Advisor. However, the same security may be held in the portfolio of the Fund and one or more other clients when the same security is believed suited for the investment objectives of the Fund and such other client(s). Should two or more clients of the Advisor or Sub-Advisor simultaneously be engaged in the purchase or sale of the same security, to the extent possible, the transactions will be allocated as to price and amount in a manner fair and equitable to each client and the Fund.

The Advisor or Sub-Advisor may execute portfolio transactions through the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Such transactions will be subject to the requirements of applicable law and will be reviewed by the Trust’s Board of Trustees. The Distributor may not engage in portfolio transactions with the Fund when it acts as principal.

DISTRIBUTOR

The Distributor, located at One Freedom Valley Drive, Oaks, PA 19456, serves as principal underwriter for the Fund’s shares. Shares of the Fund are sold on a continuous basis. The distribution agreement between the Trust and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

SERVICES PLAN

The Trust has adopted a Services Plan with respect to the Fund’s Institutional Shares pursuant to which the Trust intends to enter into servicing agreements with institutions. Pursuant to these servicing agreements, institutions render certain personal liaison and administrative support services to customers who are the beneficial owners of Institutional Shares in consideration for payment of up to 0.50% (on an annualized basis) (comprised of up to 0.25% for personal liaison services and up to 0.25% for administrative support services) of the average daily net asset value of Institutional Shares of the Fund beneficially owned by such customers. Services under the Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing customers with information as to their positions in Institutional Shares; providing sub-accounting with respect to Institutional Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Such services are intended to supplement the services provided by the Fund’s administrator and transfer agent.

The Fund understands that institutions may charge fees to their customers who are the beneficial owners of Institutional Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with the Trust, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Institutional Shares.

The Trust’s servicing agreements are governed by the Services Plan that has been adopted by the Trust’s Board of Trustees in connection with the offering of Institutional Shares of the Fund. Pursuant to the Services Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees has approved the Fund’s arrangements with institutions based on information provided by the Fund’s service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and the holders of Institutional Shares by affording the Fund greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Institutional Shares of the Fund. Any material amendment to the Fund’s arrangements with institutions must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the Fund’s arrangements with institutions are in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Disinterested Trustees.

For the fiscal period ended May 31, 2013, the Fund did not pay any fees pursuant to the Services Plan. For the fiscal year ended May 31, 2014, the Fund paid fees of $16,194 pursuant to the Services Plan.

CUSTODIAN

U.S. Bank National Association (the “Custodian”), with offices at 50 South 16th Street, Suite 2000, 20th Floor, EX-PA-WBSP, Philadelphia, PA 19102, acts as custodian for the Fund. As such, the Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. The Custodian may appoint one or more sub-custodians to establish and maintain arrangements with Eligible Securities Depositories and Eligible Foreign Custodians (as defined in Rule 17f-5 under the 1940 Act) who are members of the sub-custodian’s network to hold securities and cash of the Fund, provided that the Custodian will be liable for the actions of any sub-custodian appointed by it as if such actions had been done by the Custodian. The Custodian does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

ADMINISTRATOR AND TRANSFER AGENT

SEI Investments Global Funds Services (the “Administrator”), located at One Freedom Valley Drive, Oaks, PA 19456, provides administration and fund accounting services for the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator is responsible for a wide variety of functions, including but not limited to:

•	Fund accounting services
•	Financial statement preparation
•	Valuation of the Fund’s portfolio securities

•	Pricing the Fund’s shares
•	Assistance in preparing tax returns
•	Preparation and filing of required regulatory reports
•	Coordination of Board and shareholder meetings
•	Monitoring the Fund’s legal compliance

Under the Administration Agreement, the Fund pays the Administrator for administration and fund accounting services at the annual rate of 0.09% of the first $250 million of the Fund’s aggregate net assets, plus 0.06% of the Fund’s aggregate net assets in excess of $250 million, subject to an annual minimum fee of $75,000, and $15,000 per annum for each additional class of shares. The Administrator has agreed to waive $50,000 of the Fund’s annual minimum fee through December 31, 2015.

SEI Institutional Transfer Agent, Inc., assignee of SEI Investment Management Company (the “Transfer Agent”), located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Fund’s transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement. Under the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, communications with shareholders and maintaining shareholder account records. Under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual base fee of 0.01% of the first $750 million of the Fund’s net assets, plus 0.0075% of the Fund’s net assets in excess of $750 million and up to $1.5 billion, plus 0.005% of the Fund’s net assets in excess of $1.5 billion, subject to a minimum annual fee of $24,000 per class of shares. The Transfer Agent has agreed to waive $12,000 per class of the Fund’s annual minimum fee for a period of two years from and after the Fund’s initial funding date. The Transfer Agent has delegated all of its duties and responsibilities under the Transfer Agency Agreement to UMB Fund Services, Inc. (“UMBFS”) as sub-transfer agent. UMBFS is located at 235 W. Galena, Milwaukee, WI 53212.

For the fiscal period ended May 31, 2013, the Fund paid the Administrator and Transfer Agent accounting and administration fees in the amount of $0 and transfer agent fees in the amount of $0, respectively. For the fiscal year ended May 31, 2014, the Fund paid the Administrator and Transfer Agent accounting and administration fees (after waivers) in the amount of $24,988 and transfer agent fees in the amount of $736, respectively.

COMPLIANCE SERVICES

Little Consulting Group, Inc. (“Little Consulting”), located at 11 Gina Marie Lane, Elkton, MD 21921, provides compliance services to the Trust, including but not limited to providing a designated Chief Compliance Officer (“CCO”) for the Trust, pursuant to a Compliance Services Agreement. Pursuant to the Compliance Services Agreement, the Trust pays Little Consulting monthly and hourly fees for designated CCO services and ongoing compliance management services identified in the Agreement, plus reasonable out-of-pocket expenses.

OTHER INFORMATION

The Advisor may pay, out of its own assets, compensation to authorized dealers, service organizations and other financial intermediaries (“Intermediaries”) in connection with the sale and distribution of shares of the Fund and/or servicing of shares of the Fund. These payments (“Additional Payments”) would be in addition to the payments by the Fund described in the Fund’s Prospectus and this Statement of Additional Information for shareholder servicing and processing. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Fund on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund’s shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Advisor may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by the Advisor may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Advisor may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Advisor may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority, Inc. regulations.

CODE OF ETHICS

The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

COUNSEL

Drinker Biddle & Reath LLP (of which Michael P. Malloy, Secretary of the Trust, is a partner), One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, is counsel to the Trust and will pass upon certain legal matters on its behalf.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, with offices at 60 Broad Street, New York, NY 10004, serves as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund.

FINANCIAL STATEMENTS

The Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2014 has been filed with the SEC. The financial statements and financial highlights in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information. The Financial Statements and financial highlights included in such Annual Report have been audited by Grant Thornton LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in such Annual Report and is incorporated herein by reference.

MISCELLANEOUS

As used in this Statement of Additional Information and in the Fund’s Prospectus, a “majority of the outstanding voting securities” of the Fund or a particular class of shares means, with respect to the approval of an investment advisory agreement, Rule 12b-1 Plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or share class, as applicable, represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or share class are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or share class, as applicable.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 31, 2014, National Financial Services on behalf of its customers, 200 Liberty Street, New York, NY 10281 owned 22.7% of the Fund’s outstanding shares; Charles Schwab & Co Inc on behalf of its customers, 101 Montgomery Street, San Francisco, CA 94104 owned 17.5% of the Fund’s outstanding shares; FolioFN Investments Inc on behalf of its customers, 8180 Greensboro Drive McLean, VA 22102 owned 10.1% of outstanding shares; Community Capital Management, Inc., 2500 Weston Road, Suite 101, Weston, FL 33331 owned 7.2% of outstanding shares; and the Linda Gabriel Revocable Living Trust, c/o UMB Fund Services, Inc. 235 W. Galena Street, Milwaukee, WI 53212, owned 5.4% of the Fund’s outstanding shares.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

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           Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

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“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

A-3

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-4

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-5

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-6

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

A-7

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

A-8

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

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In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

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Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.